Exhibit 10.19.1 Financial Statements of Beijing UAC Stock Exchange Online Co., Ltd. for the period from October 18, 1999 (date of inception to December 31, 1999



                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (a Development Stage Company)

                              FINANCIAL STATEMENTS


                      FOR THE PERIOD FROM OCTOBER 18, 1999
                    (DATE OF INCEPTION) TO DECEMBER 31, 1999

                  Beijing UAC Stock Exchange Online Co., Ltd.
                          (a Development Stage Company)



Independent auditors' report ..............................................3

Financial statements
     Balance sheet ........................................................4
     Statement of operations ..............................................5
     Statement of owners' equity ..........................................6
     Statement of cash flows ..............................................7

Summary of significant accounting policies ................................8-9

Notes to financial statements .............................................10-11

Independent Auditors' Report


To the Board of Directors
Beijing UAC Stock Exchange Online Co., Ltd.
Beijing, China


We have audited the accompanying balance sheet of Beijing UAC Stock Exchange Online Co., Ltd. (a development stage company) (the "Company") as of December 31, 1999 and the related statements of operations, owners' equity, and cash flows for the period from October 18, 1999 (date of inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing UAC Stock Exchange Online Co., Ltd. (a development stage company) as of December 31, 1999, and the results of its operations and its cash flows for the period from October 18, 1999 (date of inception) through December 31, 1999, in conformity with generally accepted accounting principles in the United States.

                                        /s/  BDO International
                                        --------------------------------------
                                             BDO International


Hong Kong
February 11, 2000


                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                                  Balance Sheet

                                                                                                    December 31,
                                                                                                        1999
                                                                                                   ----------------

Assets

Current assets:
   Cash and cash equivalents                                                                     $         672,182
   Amount due from joint venture partner (Note 1)                                                          170,773
   Other receivables, deposits and prepayments                                                              35,764
                                                                                                   ----------------

Total current assets                                                                                       878,719
                                                                                                   ----------------

Property and equipment, net (Note 2)                                                                         6,790
                                                                                                   ----------------

Total assets                                                                                     $         885,509
                                                                                                   ----------------

Liabilities and Owners' Equity

Current liabilities:
   Other payables and accrued expenses                                                           $             502
                                                                                                   ----------------

Total current liabilities                                                                                      502
                                                                                                   ----------------

Commitments and contingencies (Note 4)

Owners' equity:
   Contributed capital (Note 3)                                                                          1,000,000
   Accumulated deficit during development stage                                                            (27,755 )
   Capital account receivable                                                                              (87,238 )
                                                                                                   ----------------

Total owners' equity                                                                                       885,007
                                                                                                   ----------------

Total liabilities and owners' equity                                                             $         885,509
                                                                                                   ----------------

    See accompanying summary of significant accounting policies and notes to financial statements.


                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                             Statement of Operations

                                                                                                    Period From
                                                                                                    October 18,
                                                                                                   1999 (Date of
                                                                                                     Inception)
                                                                                                      Through
                                                                                                    December 31,
                                                                                                        1999
                                                                                                  -----------------

Net sales                                                                                       $                -

General and administrative expenses                                                                        (27,755 )
                                                                                                  -----------------

Loss before income taxes                                                                                   (27,755 )

Provision for income tax (Note 5)                                                                                -
                                                                                                  -----------------

Net loss                                                                                        $          (27,755 )
                                                                                                  -----------------


    See accompanying summary of significant accounting policies and notes to financial statements.


                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                           Statement of Owners' Equity

                                                                          Capital                              Total
                                                        Contributed       Account         Accumulated         Owners'
                                                          Capital        Receivable         Deficit            Equity
                                                       --------------   -------------    ---------------     -----------

Balance, October 18, 1999 (date of inception)        $             -  $            -   $              -    $          -

Injection of capital (Note 3)                              1,000,000         (87,238 )                -         912,762

Net loss                                                           -               -            (27,755 )       (27,755 )
                                                       --------------   -------------    ---------------     -----------

Balance, December 31, 1999                           $     1,000,000  $      (87,238 ) $       (27,755  )  $    885,007
                                                       --------------  -------------    ---------------     -----------

    See accompanying summary of significant accounting policies and notes to financial statements.


                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                             Statement of Cash Flows
                Increase (Decrease) in Cash and Cash Equivalents

                                                                                                    Period From
                                                                                                    October 18,
                                                                                                   1999 (Date of
                                                                                                     Inception)
                                                                                                      Through
                                                                                                    December 31,
                                                                                                        1999
                                                                                                  -----------------

Cash flows from operating activities                                                            $          (27,755 )
   Net loss
   Adjustments  to reconcile  net loss to net cash used in operating  activities
     Changes in:
       Other receivables, deposits and prepayments                                                         (35,764 )
       Other payables and accrued expenses                                                                     502
                                                                                                  -----------------

Net cash used in operating activities                                                                      (63,017 )
                                                                                                  -----------------

Cash flows from investing activities
   Purchase of property and equipment                                                                       (6,790 )
   Advance to joint venture partner                                                                       (170,773 )
                                                                                                  -----------------

Net cash used in investing activities                                                                     (177,563 )
                                                                                                  -----------------

Cash flows from financing activities
   Injection of capital                                                                                    912,762
                                                                                                  -----------------

Net cash provided by financing activities                                                                  912,762
                                                                                                  -----------------

Net increase in cash and cash equivalents                                                                  672,182

Cash and cash equivalents, beginning of period                                                                   -
                                                                                                  -----------------

Cash and cash equivalents, end of period                                                        $          672,182
                                                                                                  -----------------

    See accompanying summary of significant accounting policies and notes to financial statements.

                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                    Summary of Significant Accounting Polices

Nature of Business

Beijing UAC Stock Exchange Online Co., Ltd. (a development stage company) ("the Company") is a Sino-foreign co-operative joint venture established in the People's Republic of China (the "PRC") on October 18, 1999. The joint venture partners are Beijing UAC Stock Trading Online Co., Ltd. (the "PRC joint venture partner") who owns 65% and Hartcourt Companies, Inc. (a United States Company) (the "foreign joint venture partner") who owns 35%. The Joint Venture is for 15 years commencing October 18, 1999 and profits and losses are shared between the joint venture partners on a 65% - 35% basis.

Pursuant to the joint venture agreement dated June 20, 1999, Beijing UAC Stock Trading Online Co., Ltd. is required to contribute certain technical know-how and intangible assets to the Company for its 65% interest in the Company. Such technical know-how and intangible assets will be contributed at zero consideration and therefore will not be reflected in the books of the Company.

The Company is engaged in the provision of internet services for securities trading and the sales of internet software in the PRC. The Company did not commence operations in 1999.

Basis of Accounting

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America. This basis of accounting differs from that used in the preparation of the Company's statutory financial statements which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises in the PRC.

Foreign Currency Translation and Transactions

The financial position and results of operations of the Company are determined using local currency as the functional currency. Assets and liabilities are translated at the prevailing exchange rate in effect at the end of each reporting period. Contributed capital accounts are translated using the historical rate of exchange at the time of capital contribution. Income statement accounts are translated at the average rate of exchange during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included in the cumulative translation adjustment account in owners' equity. Gains and losses resulting from foreign currency transactions are included in other income (expense).

Revenue Recognition

Revenue from internet services will be recognized when the relevant services are provided.

Revenue from goods sold will be recognized when title of goods sold has passed to the buyers, which is usually at the time of delivery.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                    Summary of Significant Accounting Polices

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:


                                                                                                     Estimated
                                                                                                    Useful Life
                                                                                                     (in Years)
                                                                                                   ---------------

Computer equipment                                                                                       5
Office equipment                                                                                         5

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to property and equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

Income Taxes

The Company accounts for income taxes using the liability method, which requires an entity to recognize deferred tax liabilities and assets. Deferred income taxes are recognized based on the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements which will result in taxable or deductible amounts in future years. Further, the effects of enacted tax laws or rate changes are included as part of deferred tax expenses or benefits in the year that covers the enactment in the near future date.

Fair Value of Financial Instruments

The carrying amounts of certain financial instruments, including cash, other receivables and other payables approximate their fair values as of December 31, 1999 because of the relatively short-term maturity of these instruments.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                          Notes to Financial Statements

NOTE 1--AMOUNT DUE FROM JOINT VENTURE PARTNER

This represents short term unsecured cash advance of RMB1,000,000 and US$50,000 made to the PRC joint venture partner. The amount is repayable within one year from the date the advance is drawn and bears interest at the prevailing market rate charged by PRC banks for loans with the same maturity.

NOTE 2--PROPERTY AND EQUIPMENT, NET


                                                                                                   December 31,
                                                                                                       1999
                                                                                                  ----------------

Computer equipment                                                                              $           6,422
Office equipment                                                                                              368
                                                                                                  ----------------

                                                                                                            6,790
Less:  accumulated depreciation                                                                                 -
                                                                                                  ----------------

                                                                                                $           6,790
                                                                                                  ----------------

No depreciation is provided by the Company in 1999 as all the assets were acquired just before the balance sheet date.

NOTE 3--CONTRIBUTED CAPITAL

The registered capital of the Company is $1,000,000 and is fully contributable by the foreign joint venture partner. As of December 31, 1999, the foreign joint venture partner has paid $912,762. The remaining $87,238 is recorded as capital account receivable under owners' equity in the balance sheet.

NOTE 4--COMMITMENTS AND CONTINGENCIES

Operating lease commitments

As of December 31, 1999, the Company had commitments under non-cancellable operating leases requiring future minimum lease payments as follows:

Years ending December 31,      Amount
-------------------------     --------

         2000                 $ 20,007
         2001                   20,007
         2002                   10,782
                              --------
                              $ 50,796
                              --------

                   Beijing UAC Stock Exchange Online Co., Ltd.
                          (A Development Stage Company)

                          Notes to Financial Statements

NOTE 5--INCOME TAX

No provision for income tax has been made as the Company has not yet commenced operations during the period.

No provision for deferred taxation has been made as there is no material temporary difference at the balance sheet date.

NOTE 6--RELATED PARTY TRANSACTIONS

The Company has advanced RMB 1,000,000 ($120,773) and $50,000 to the PRC joint venture partner. The amount is unsecured and payable within one year from the date the advance is drawn and bears interest at the prevailing market rate charged by PRC banks for loans with the same maturity.

The registered capital of the Company is $1,000,000 and is fully contributable by the foreign joint venture partner. As of December 31, 1999, the foreign joint venture partner paid $912,762. The remaining $87,238 is recorded as Capital account receivable under Owners' Equity in the balance sheet. The PRC joint venture partner is required to contribute certain technical know-how and intangible assets to the Company. Such technical know-how and intangible assets will be contributed at zero consideration and therefore will not be reflected in the books of the Company.

Included in other receivables, deposits and prepayments are advances to employees of $6,528 and unsecured advances to a company related to the PRC joint venture party, bearing interest at the prevailing market rate charged by PRC banks of $24,155 at December 31, 1999.